      MORGAN STANLEY INSTITUTIONAL FUND TRUST - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009

                                                                      AMOUNT OF   % OF     % OF
                        PURCHASE/          OFFERING        TOTAL        SHARES   OFFERING  FUNDS
       SECURITY           TRADE    SIZE OF PRICE OF      AMOUNT OF    PURCHASED PURCHASED  TOTAL                           PURCHASED
       PURCHASED          DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS          BROKERS            FROM
----------------------- --------- -------- -------- ----------------- --------- --------- ------ ------------------------ ----------
Paccar Inc. 6.375%       02/10/09    --    $ 99.892 $  250,000,000.00   450,000     0.18%  0.12%         Barclays         Barclays
   due 2/15/2012                                                                                       Capital, Banc      Capital
                                                                                                        of America
                                                                                                      Securities LLC,
                                                                                                         Citi, ANZ
                                                                                                        Securities,
                                                                                                        Mitsubishi
                                                                                                      Securities, BNP
                                                                                                       PARIBAS, RBC
                                                                                                          Capital
                                                                                                       Markets, HSBC
 Federal National        04/08/09    --    $ 99.759 $6,000,000,000.00 4,250,000     0.07%  1.34%         Barclays         Goldman
     Mortgage                                                                                          Capital Inc.,      Sachs
Association 1.375%                                                                                     Credit Suisse
   due 4/28/2011                                                                                        Securities
                                                                                                        (USA) LLC,
                                                                                                      Goldman, Sachs
                                                                                                       & Co., First
                                                                                                      Tennessee Bank
                                                                                                         National
                                                                                                       Association,
                                                                                                      HSBC Securities
                                                                                                        (USA) Inc.,
                                                                                                        Jefferies &
                                                                                                        Co., Morgan
                                                                                                      Stanley & Co.,
                                                                                                       Incorporated

 Procter & Gamble        05/04/09    --    $100.000 $   2,000,000,000 1,650,000     0.08%  0.54%    Citi, J. P. Morgan,   JP Morgan
   International                                                                                   RBS, Goldman, Sachs &
   0.99625% due                                                                                    Co., Banc of America
     5/7/2010                                                                                      Securities LLC, HSBC,
                                                                                                     Barclays Capital,
                                                                                                      Mitsubishi UFJ
                                                                                                   Securities, Deutsche
                                                                                                     Bank Securities,
                                                                                                      Morgan Stanley
    Honda Auto           05/05/09    --    $ 99.996 $     400,000,000 1,300,000     0.32%  0.43%     J.P. Morgan, BNP     JP Morgan
 Receivables Owner                                                                                   PARIBAS, Barclays
    2.220% due                                                                                        Capital, Credit
     8/15/2011                                                                                         Suisse, HSBC,
                                                                                                      Mitsubishi UFJ
                                                                                                   Securities, Wachovia
                                                                                                        Securities
     Microsoft           05/11/09    --    $ 99.902 $   2,000,000,000   445,000     0.02%  0.00%    J.P. Morgan, Morgan   JP Morgan
Corporation 2.950%                                                                                   Stanley, Banc of
   due 6/12/2014                                                                                    America Securities
                                                                                                     LLC, Citi, Credit
                                                                                                  Suisse, UBS Investment
                                                                                                      Bank, Wachovia
                                                                                                   Securities, Barclays
                                                                                                     Capital, Goldman,
                                                                                                     Sachs & Co., BNP
                                                                                                   PARIBAS, Loop Capital
                                                                                                  Markets, LLC, Deutsche
                                                                                                   Bank Securities, RBS,
                                                                                                    BNY Mellon Capital
                                                                                                   Markets, LLC, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                         CastleOak
                                                                                                     Securities,L.P.,
                                                                                                     SOCIETE GENERALE,
                                                                                                    HSBC, U.S. Bancorp
                                                                                                     Investments, Inc.

  Wal-Mart Stores        05/14/09    --    $ 98.987 $1,000,000,000.00 1,065,000     0.10%  0.35%   Goldman, Sachs & Co.,  Barclays
  Inc. 3.200% due                                                                                   J.P. Morgan, Morgan   Capital
     5/15/2014                                                                                    Stanley, Markets, LLC,
                                                                                                     Barclays Capital,
                                                                                                       Deutsche Bank
                                                                                                     Securities, BBVA
                                                                                                   Securities, Wachovia
                                                                                                    Securities, Banc of
                                                                                                    America Securities
                                                                                                     LLC, BNP PARIBAS,
                                                                                                      Citi, Dresdner
                                                                                                     Kleinwort, HSBC,
                                                                                                   Mizuho Securities USA
                                                                                                   Inc., Ramirez & Co.,
                                                                                                      Inc., Santander
                                                                                                      Investment, UBS
                                                                                                  Investment Bank, Banca
                                                                                                      IMI, CastleOak
                                                                                                    Securities, L. P.,
                                                                                                      Credit Suisse,
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, RBS,
                                                                                                    Standard Chartered,
                                                                                                       U.S. Bancorp
                                                                                                    Investments, Inc.,
                                                                                                     Utendahl Capital
                                                                                                        Group, LLC

  Hewlett-Packard        05/21/09    --    $ 99.967 $1,000,000,000.00    65,000     0.00%  0.08%      Morgan Stanley,     CSFB
  Co. 2.250% due                                                                                    Credit Suisse, Banc
     5/27/2011                                                                                     of America Securities
                                                                                                     LL, Deutsche Bank
                                                                                                     Securities, RBS,
                                                                                                     Barclays Capital,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, BNP
                                                                                                      PARIBAS, HSBC,
                                                                                                    Wachovia Securities
 John Deere Owner        06/02/09    --    $100.000 $     233,600,000   275,000     0.11%  0.36%      Banc of America     Banc of
    Trust 2009                                                                                     Securities LLC, BBVA   America
   1.13155% due                                                                                   Securities, Mitsubishi
     7/1/2010                                                                                         UFJ Securities,
                                                                                                       Santander, TD
                                                                                                     Securities, Citi
 France Telecom SA       06/29/09    --    $ 99.543 $1,250,000,000.00   295,000     0.02%  0.38%      Banc of America     Banc of
  Note4.375% due                                                                                   Securities LLC, J.P.   America
     7/08/2014                                                                                     Morgan, BNP PARIBAS,
                                                                                                   Goldman, Sachs & Co.,
                                                                                                      Morgan Stanley
   First Energy          08/04/09    --    $ 99.956 $  400,000,000.00   755,000     0.18%  0.28%      Morgan Stanley,     Barclays
  Solutions Corp.                                                                                    Barclays Capital,    Capital
    4.800% due                                                                                      Credit Suisse, RBS,
     2/15/2015                                                                                        KeyBanc Capital
                                                                                                     Markets, SunTrust
                                                                                                    Robinson Humphrey,
                                                                                                       U.S. Bancorp
                                                                                                    Investments, Inc.,
                                                                                                   The Williams Capital
                                                                                                        Group, L.P.

 The Royal Bank of       08/18/09    --    $ 99.702 $2,000,000,000.00 1,085,000     0.05%  0.40%   RBS, Banc of America   Greenwich
   Scotland PLC                                                                                       Securities LLC,     Capital
    4.875% due                                                                                         Deutsche Bank
     8/25/2014                                                                                      Securities, Morgan
                                                                                                   Stanley, J.P. Morgan,
                                                                                                  Citi, Goldman, Sachs &
                                                                                                       Co., Wachovia
                                                                                                        Securities
      Svenska            09/09/09    --    $ 99.877 $   1,500,000,000   760,000     0.05%  0.28%     Citigroup Global     Goldman
   Handelsbanken                                                                                      Markets, Inc.,      Sachs
2.875% due 9/14/2012                                                                               Goldman Sachs & Co.,
                                                                                                   Morgan Stanley & Co.
                                                                                                       Incorporated
    Prudential           09/10/09    --    $ 99.983 $     600,000,000 1,090,000     0.18%  0.41%      Banc of America     Jeffries
  Financial Inc.                                                                                      Securities LLC,     and Co.
    3.625% due                                                                                       Barclays Capital
     9/17/2012                                                                                     Inc., Morgan Stanley
                                                                                                    & Co. Incorporated,
                                                                                                        BNP Paribas
                                                                                                     Securities Corp.
                                                                                                     Daiwa Securities
                                                                                                    America Inc., HSBC
                                                                                                     Securities (USA)
                                                                                                   Inc., RBS Securities
                                                                                                    Inc., Loop Capital
                                                                                                    Markets LLC, Muriel
                                                                                                   Siebert & Co., Inc.,
                                                                                                    Samuel A. Ramirez &
                                                                                                    Company, Inc., The
                                                                                                     Williams Capital
                                                                                                        Group, L.P.